CONVERTIBLE DEBENTURE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                                    US $500,000

                        SEAWAY VALLEY CAPITAL CORPORATION

                  CONVERTIBLE DEBENTURE DUE SEPTEMBER 18, 2012

FOR VALUE RECEIVED, SEAWAY VALLEY CAPITAL CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Maker") promises to pay to PAUL L. AND ANAFLOR GRAHAM, with an address of 14910 Sobey Road, Saratoga, CA 95070, the registered holder hereof (the "Holder"), the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) on or before the date specified above (the "Maturity Date") together with 8% interest in the form of common stock in Seaway Valley Capital Corporation.

1. Prepayment of all or any part of the principal amount due under this Note may be made at any time without premium or penalty.

2. In case of default, the unpaid balance of this Note, at the option of the holder of this Note, shall become immediately due and payable without notice or demand.

3. No delay or failure on the part of Holder in exercising any right, privilege or option hereunder shall operate as a waiver thereof, or of any event of default; nor shall any single or partial exercise of any such right, privilege or option preclude any further exercise thereof, or the exercise of any other right, privilege or option.

4. Maker and all other parties who at any time may be liable hereon in any capacity, jointly and severally, waive presentment, demand for payment, protest and notice of dishonor of this Note, and authorize the Holder hereof, without notice, to grant extensions in the time of payment of any monies owing on this Note.

5. This Note shall be convertible upon demand of the Holder into registered shares of Maker's common stock at the option of the Holder in whole or in part at any time and from time to time. The number of shares of common stock issuable upon conversion hereunder shall be equal to the lesser of
     (a) $0.024 per share or (b) the amount of this note to be converted divided by 90% of the closing market price of the Maker's common stock for the day prior to the date of the exercise of such conversion right; provided, however, that Holder shall only be permitted to convert into shares of the Maker's common stock such that Holder's aggregate holdings of the Maker's common stock shall be no greater than 4.9% of the issued and outstanding common shares of the Maker's common stock. This conversion right shall be exercised at any time and from time to time by written notice thereof to the Maker (attached hereto as Exhibit A, the "Notice of Conversion").



IN WITNESS WHEREOF, the Maker has executed and delivered this Note the day and year first above written.

SEAWAY VALLEY CAPITAL CORPORATION





By:      /s/ Thomas W. Scozzafava
         ---------------------------------
             Thomas W. Scozzafava
             Chairman and Chief Executive Officer

                                    EXHIBIT A

                              NOTICE OF CONVERSION


        (To be executed by the Holder in order to Convert the Debenture)



                     TO: SEAWAY VALLEY CAPITAL CORPORATION

The undersigned  hereby  irrevocably elects to convert $        of the principal
amount of the above Debenture into Shares of Common Stock of SEAWAY VALLEY CAPITAL CORPORATION according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
                                            ------------------------------------
Applicable Conversion Price:
                                            ------------------------------------
Signature:
                                            ------------------------------------
Name:
                                            ------------------------------------
Address:
                                            ------------------------------------
Amount to be converted:
                                           $------------------------------------
Amount of Debenture unconverted:
                                           $------------------------------------
Conversion Price per share:
                                           $------------------------------------
Number of shares of Common Stock to be
issued:                                     ------------------------------------

Please issue the shares of Common Stock
in the following name and to the
following address:                          ------------------------------------

Issue to:
                                            ------------------------------------
Authorized Signature:
                                            ------------------------------------
Name:
                                            ------------------------------------
Title:
                                            ------------------------------------
Phone Number:
                                            ------------------------------------
Broker DTC Participant Code:
                                            ------------------------------------
Account Number:
                                            ------------------------------------